Exhibit 99.0

Tokyo Investor Day

September 23, 2004 Tokyo, Japan

Forward Looking Statements and

Non-GAAP Measure

We will make some forward-looking statements in the following presentations. It is possible that actual results may differ materially from the predictions we make today. Additional information regarding factors that could cause such a difference appears in the section titled “Forward-Looking Statements” of our earnings press release for the second quarter of 2004, which can be found on our Web site at www.investor.prudential.com.

In managing our businesses, we use a non-GAAP measure we call “adjusted operating income” to measure the performance of our Financial Services Businesses (FSB). Return on equity for the businesses of the International Insurance and Investments Division is based on equity (excluding unrealized gains/losses on investments) and after-tax adjusted operating income (based on the effective tax rate applicable to adjusted operating income of the FSB as a whole for the period or periods indicated). Adjusted operating income excludes net realized investment gains/losses and related charges and adjustments, and results from divested businesses. Adjusted operating income also excludes discontinued operations, an extraordinary gain in the second quarter of 2004 on an acquisition, and a charge in the first quarter of 2004 for the cumulative effect of an accounting change, which are presented as separate components of net income under GAAP. In the second quarter of 2004, as a result of the acquisition of the retirement business of CIGNA Corporation, the definition of adjusted operating income was modified to exclude recorded changes in asset values that will ultimately inure to contractholders and recorded changes in contractholder liabilities resulting from changes in related asset values. For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for 2003 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, on the Investor Relations Web site at http://www.investor.prudential.com.

Additional historical information relating to the Company’s financial performance, including its second quarter 2004 Quarterly Financial Supplement, is also located on the Investor Relations Web site.

Tokyo Investor Day 9.23.04

International Insurance and Investments Division –

Reconciliation between adjusted operating income and the comparable GAAP measure

Year ended December 31,

Six months ended June 30,

(in millions) 2001 2002 2003 2004 Revenues (1): International Insurance, excluding Gibraltar Life 2,120 2,379 2,935 1,671 Gibraltar Life 2,026 2,694 2,720 1,562 International Investments 296 325 356 267 Total revenues 4,442 5,398 6,011 3,500

Benefits and Expenses (1):

International Insurance, excluding Gibraltar Life 1,771 2,000 2,486 1,421 Gibraltar Life 1,764 2,316 2,350 1,353 International Investments 340 331 373 245 Total benefits and expenses 3,875 4,647 5,209 3,019

Adjusted operating income (loss):

International Insurance, excluding Gibraltar Life 349 379 449 250 Gibraltar Life 262 378 370 209 International Investments (44) (6) (17) 22 Total adjusted operating income 567 751 802 481

Items excluded from adjusted operating income:

Realized investment gains (losses), net, and related adjustments (57) (172) (31) 6 Related charges - (16) (35) (3) Investment gains on trading account assets supporting insurance liabilities, net - - - 59 Change in experience-rated contractholder liabilities due to asset value changes - - - (59) Total items excluded from adjusted operating income (57) (188) (66) 3

Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change 510 563 736 484

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses.

Tokyo Investor Day 9.23.04

International Division

Rodger Lawson

Vice Chairman

International Insurance and Investments Division

International Division today

Life Planning Insurance

Traditional Insurance

International Investments

Major Prudential markets today

Emerging markets for Prudential today

Japan Korea Taiwan Mexico China Philippines Argentina Brazil Germany Italy UK Poland

Tokyo Investor Day 9.23.04

International Division financial performance

Year Ended December 31

Six Months Ended June 30

($ millions) 2002 2003 2004

Adjusted operating income before tax:

International Insurance excluding Gibraltar Life $379 $449 $250 Gibraltar Life 378 370 209

26% ROE (1) $459

International Investments (6) (17) 22

$751 $802 $481

(1) Based on annualized after-tax adjusted operating income and average equity for the period

Tokyo Investor Day 9.23.04

Key elements of our international strategy

Focus on limited number of attractive countries Prioritize the affluent and mass affluent individual markets Develop business platforms based on Life Insurance or Investment Management or both Pursue opportunistic acquisitions Maintain very strict financial discipline

Tokyo Investor Day 9.23.04

Life Planning insurance

Value Proposition – Life Planners

A highly trained, professional field force focused on providing life insurance plans tailored to the specific needs of each individual client

Competitive Advantage

Client focus

Needs based selling

Industry leadership service capability

Product Strategy

Focuses on protection life insurance in a predominantly standardized product environment

Tokyo Investor Day 9.23.04

Life Planners

1,603

1,908

2,332

2,884

3,495

4,104

4,505

4,989

1996 1997 1998 1999 2000 2001 2002 2003

Japan Korea Taiwan All others

Tokyo Investor Day 9.23.04

Life Planner model number of individual policies in-force

# of Policies, thousands

776

962

1,181

1,482

1,719

2,010

1998 1999 2000 2001 2002 2003

Japan Korea All Others

Tokyo Investor Day 9.23.04

Productivity, retention and persistency

Life Planner Model 1998 1999 2000 2001 2002 2003

Life Planner

7.1 7.5 7.5 8.1 6.8 7.0 productivity(1) Life Planner 12-month

86% 79% 75% 66% 72% 75%

Retention

Life Planner 24-month

69% 72% 65% 61% 55% 57%

Retention 13-month policy

93% 94% 94% 93% 93% 93% persistency 25-month policy

88% 86% 88% 88% 86% 87% persistency Renewal policy

92% 95% 95% 94% 95% 94% persistency

(1) Policies per Life Planner per month; based on new business

Tokyo Investor Day 9.23.04

Life Planner model business driver growth

CAGR 1998 – 2003

Number of Life Planners

16%

Annualized New Business Premiums (1)

18%

Number of Policies in Force (000)

21%

Adjusted Operating Income (2)

26%

4,989

2,332 $608 mm

$270 mm

2,010

776 $449 mm

$144 mm

(1) GAAP Exchange rate basis – translated based on applicable average exchange rates for period (2) Before-tax

Tokyo Investor Day 9.23.04

Life Planner model strategy and plans

Disciplined implementation

Organic expansion in existing markets Continued growth in Life Planners Maintenance of Life Planner productivity Maintenance of client policy persistency levels Very selective entry into new markets

Tokyo Investor Day 9.23.04

Gibraltar Life - summary

Stable earnings and distribution system High return on equity Strong free cash flow

Year Ended December 31

Six Months Ended June 30

2002 2003 2004

Adjusted operating income (1) $378 $370 $209

Equity (2) $1.1 $1.1 $0.8 ROE (3) 22% 23% 35%

(1) Before-tax; in millions (2) Average for period; in billions

(3) Based on after-tax adjusted operating income; annualized for the six-month period

Tokyo Investor Day 9.23.04

Where we are today - summary

Leadership positions in life planning

Gibraltar generates high ROEs and cash flows Developing asset management platforms Profitability dominated by Japan and Korea Management depth; country expertise Acquisitions potentially additive

Tokyo Investor Day 9.23.04

International Insurance Finance

John Hanrahan

Chief Financial Officer International Insurance

Sources of financial performance

Sales Persistency

Growth in business in-force Emphasis on protection products Improving investment spreads Strengthening Yen

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Operating income (1)

($ millions)

250 200 150 100 50 0 (50)

1 2 3 4 5 6 7 8 9 10 11

LP Model

LP Productivity

LP Persistency XYZ

Year

(1) Based on Prudential definition of adjusted operating income

Tokyo Investor Day 9.23.04

Sales growth primarily driven by increase in LPs

4,989

2,332

Life Planners 16% CAGR

2003

1998 $608 M

$270 M

Annualized New Business Premiums (1) 18% CAGR

Overall LP productivity and average premium have been driven by POJ Combined LP operations show similar sales/LP growth correlation Interim results can deviate from long term trends

(1) GAAP Exchange rate basis – translated based on applicable average exchange rates for period

Tokyo Investor Day 9.23.04

Long term sales growth tracks LP growth

Reasons for higher sales in 2001:

Gibraltar LA sold POJ products during restructuring period Temporary surge in sales before premium rate increases

New Business Annualized Premiums ($ millions) (1)

700 600 500 400 300 200 100 0

Sales of POJ products by Gibraltar Life Advisors

Life

Planners

# of LPs

6,000 5,000 4,000 3,000 2,000 1,000 0

1998 1999 2000 2001 2002 2003

(1) Translated based on average exchange rate for the year ended December 31, 2003

Tokyo Investor Day 9.23.04

POJ sources of product profitability (1)

Term/Riders Whole Life Endowment

35%

30%

25%

20%

15%

10%

5%

0%

-5%

-10%

26%

9%

35%

11%

10%

14%

4%

10%

4%

-7%

-10%

Mortality Expense Interest TOTAL

(1) Estimated percentage based on before-tax income (on an adjusted operating income basis) to premiums

Tokyo Investor Day 9.23.04

International Insurance 20

Business mix vs. Industry - POJ

POJ

Based on face amount in-force March 31, 2004

Industry (1)

Based on face amount in-force March 31, 2004

Saving 1%

Whole life (2) 37%

Term 62%

Term 19%

Saving 6%

Whole life 74%

(1) Based on Japanese Life Insurance Association Industry data (2) Includes retirement income

Tokyo Investor Day 9.23.04

Gibraltar life product mix – increased emphasis on protection products

Face amount in-force 12/31/2003

Face amount new business first 6 months of 2004

11%

38%

51%

9%

22%

68%

Term and other protection Whole Life Savings

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Sources of total profitability 2003

Profitability (1) ($ millions)

POJ POK Gibraltar Mortality $242 $72 $290 Interest (106) (4) 100 Expenses 220 69 4 Surrenders — — (24) TOTAL $356 $137 $370

(1) Estimated breakdown of before-tax adjusted operating income

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International Insurance 23

Improving interest rate environment in Japan

Required interest rates coming down

$1.8 billion of POJ and Gibraltar asset portfolio will mature in the next 12 months. Average yield of these maturing assets is 2.3%. Average new money investment yield under current environment is 2.5% .

Conservative portfolio leaves room to pursue higher yield investments

Tokyo Investor Day 9.23.04

Interest rate impact on profitability - POJ

($ millions)

2003 1H’04 Average Required Interest 4.00% 3.90%

Average Yield 2.37% 2.54% Negative Spread (%) (1.63%) (1.36%) Negative Spread ($MM) (106) (52)

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International Insurance 25

Foreign exchange hedge impact

Yen income hedging plan on 12 quarter rolling basis Yen forward rates exceed spot rates against the dollar A strengthening Yen helps earnings Hedging delays impact on earnings, but does not eliminate it

Yen / $ Actual vs. AOI Yen / $ Rate 2001 – 2Q 2004

140 130 120 110 100

Actual Yen / $ rate

AOI Yen / $ rate

2001 2002 2003 2004

Tokyo Investor Day 9.23.04

Strong capital position

Solvency Margins

Prudential of Japan Gibraltar Typical Rating Agency Targets

FY’03 Solvency Margin 1,030% 1,157% AA – 700%, A – 500%

Significantly higher capital than needed to operate businesses International Insurance has successfully redeployed nearly $1 billion of excess capital since 2002

Tokyo Investor Day 9.23.04

Summary

Strong sales and superior persistency provide growth of business in-force Life Planner system sales track LP growth over long term Emphasis on protection products leads to superior margins Improving Japanese investment spreads and strengthening Yen contribute to results Strong capital position High ROE results in continued generation of excess capital Active capital management

Tokyo Investor Day 9.23.04

Prudential of Japan

Kazuo Maeda

President and CEO

Prudential International Insurance Life Planner Operations

Life insurance market in Japan (1)

Total population: 127 million (Rank #10) Nominal GDP: $4.3 trillion (Rank #2) Life insurance premium: $387 billion (Rank #2) Life insurance premium: 9.1% of GDP Top 6 companies control 67% of private market 89.6% of households have life insurance Life insurance market is contracting 11.6% decline in premium (FY1998 – FY2002)

(1) For the fiscal year ended March 31, 2003; Japanese industry data

Tokyo Investor Day 9.23.04

POJ – current status

Business

Rating

Solvency Margin Ratio Number of Policies in Force Assets (US GAAP) Sales Offices # of Employees

Home Office Field Office

Individual Life Insurance

(No Pension or Group Business)

AA- S&P A+ AM Best

1,030%(1) (2)

1.3 million(3) $11.6 billion(3)

67 (4)

3,356(3)

407

2,949, including 2,447 Life Planners

(1) As of March 31, 2004 (2) Based on Japanese statutory accounting (3) As of June 30, 2004 (4) As of September 2004

Tokyo Investor Day 9.23.04

History of operation

Established in 1987 with 15 people and $70 million capital – interest in previous joint-venture sold to SONY

32 Life Planners (LPs) started selling life insurance in 1988

Number of LPs

2,500 2,000 1,500 1,000 500 0

Growth of Business and LPs

Number of LPs Number of Policies

Number of policies in- force (thousand)

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

1,400 1,200 1,000 800 600 400 200 0

Tokyo Investor Day 9.23.04

POJ in the life insurance industry (1)

New Business Face Amount in Billion $

Industry

1,500 1,000 500

Industry

POJ

94 95 96 97 98 99 00 01 02 03

30

25

20

15 POJ

10 5 0

In-force Face Amount in Billion $

14,000 13,000 12,000 11,000 10,000 9,000 8,000

Industry

Industry

POJ

94 95 96 97 98 99 00 01 02 03

(1) On a fiscal year basis; data from Japanese Life Insurance Association; translated at $1 = ¥117

Tokyo Investor Day 9.23.04

200

150

100 POJ 50

0

Vision, Mission, and Strategy

Vision

Revolutionize the way life insurance business is conducted and become the most admired insurer in the Japanese market

Mission

Help customers achieve financial security and peace of mind by providing the best possible services

Strategy

Develop true professionals of life insurance – Life Planners – who will conduct needs based selling with all customers and provide personal service throughout the policyholders’ lifetimes

Tokyo Investor Day 9.23.04

Business model – Life Planner

Life Planner – a selective, high quality sales force

Only 2-4 out of 100 candidates are hired - Well trained and professional Customer focused

Disciplined, and demonstrates “missionary zeal”

Profile of a typical POJ new Life Planner

Age 32 years old College graduate

Good sales experience outside the life insurance industry Married with children First job change POJ policyholder Referred by another POJ Life Planner Annual income in the previous job was about $50,000

Tokyo Investor Day 9.23.04

The beneficial cycle

Strategy and Execution

High Quality Referrals

High Life Planner Productivity

High Customer Satisfaction

High Life Planner Income

High Policy Persistency

High Life Planner Retention

High Profitability (low expense)

High Quality Recruits

Good Growth

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Business model – Needs Based Selling

What do we mean by needs based selling of life insurance?

We are in the life insurance business.

– However –

We are not in business to sell life insurance as a product. We are in the business to sell life insurance as a solution.

– That means –

We are in the business to help our clients understand their insurance needs, and then to help them meet those needs.

By Mr. Kiyo Sakaguchi

Tokyo Investor Day 9.23.04

Key drivers comparison

Key drivers POJ (1) Top 5 (2)

Productivity (3)

(# of policies / LP / month)

7.0 2.3

Policy Persistency

(Face-amount)

13 - month 94.3% 84.2% 25 - month 87.3% 73.5% Life Planner Retention 12 - month 91.3% 37.9% 24 - month 80.8% 17.2%

(1)For the twelve months ended March 31, 2004 (2) For the twelve months ended March 31, 2003; based on company information and Prudential calculations; policy persistency calculations reflect conversions (not applicable to Prudential of Japan) (3) Based on new business; Industry data includes medical riders; Prudential data does not.

Tokyo Investor Day 9.23.04

POJ - Product mix

Based on face amount in-force as of June 30, 2004

Based on new business face amount for the quarter ended June 30, 2004

62%

1% 3% 34%

2% 24%

74%

Whole Life Term Endowment Other

Tokyo Investor Day 9.23.04

Outlook

Continued strong demand for death protection

“ 51% of Japanese life insurance policyholders think they are underinsured. They feel that 2.8 times his/her current coverage would be suitable.”

- Study by Japan Institute of Life Insurance, 2000

Customers increasingly selective of insurers Changing strategies of competitors

Medical insurance, nursing care, individual annuities, Death Protection and variable annuities

The 30 – 40 age group critical to POJ is expected to grow Recovery of the Japanese economy

Tokyo Investor Day 9.23.04

Competitive environment

Improved financial conditions of competitors Bancassurance—complete deregulation in 2007 Reinforcement of low-price strategies by some insurers Sales of life insurance through postal system Increasing variety of financial products

Tokyo Investor Day 9.23.04

Growth Strategy

POJ’s strength = Life Planners’ strength

Improving the basic quality of Life Planners is the foundation of all POJ strategies

Selective recruiting Thorough training Effective motivation Strict compliance Maintain key drivers Focus on missionary zeal

Tokyo Investor Day 9.23.04

Geographic expansion

POJ Today

Tier I Cities

Tier II Cities

Expansion of field office network to middle-size cities will increase the source of LP candidates Securing Sales / Agency Manager resources will be the greatest challenge

Tokyo Investor Day 9.23.04

Prudential of Japan – 1988

10 Agencies

Tokyo Investor Day 9.23.04

Prudential of Japan – 1994

23 Agencies

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Prudential of Japan –1999

37 Agencies

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Prudential of Japan – September 2004

67 Agencies

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Summary

Selective, high quality Life Planner sales force Needs based selling; protection products

Superior productivity, policy persistency, Life Planner retention Life Planner expansion drives continued growth Focused strategy and execution

Tokyo Investor Day 9.23.04

Gibraltar Life

Tim Feige

President and CEO

Gibraltar Life

Growth in Japan operations

POJ and Gibraltar Combined

Number of LPs Number of LAs

New Business Annualized Premiums

New Business Annualized Premiums ($ millions) (1)

Number of LP & LAs

9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

800 700 600 500

400 300

200 100

0

(1) Translated based on average exchange rate for the year ended December 31, 2003

Tokyo Investor Day 9.23.04

Gibraltar overview (1)

Acquired by Prudential Financial in 2001 Strong Affinity Group Relationships Over $30 Billion in Assets (Rank #11) (1) Over 4 Million Individual Policies In Force (Rank #7) (1)

81 agencies, 533 sub branches, 4,888 Life Advisors (2) Developing additional distribution channels

(1) Rankings as of March 31, 2003; Statistics of Life Insurance Business in Japan, Hoken-Kenkyujo; FX rate: US$1 = JPY117 (2) As of June 30, 2004

Tokyo Investor Day 9.23.04

Gibraltar Life performance

Year Ended December 31

Six Months Ended June 30

2001 (1) 2002 2003 2004

Life Advisors (2) 6,121 5,155 4,826 4,888

New Annualized Premium (3) (4) $116 $253 $299 $134 Before tax AOI (3) $262 $378 $370 $209

Equity (5) $1.2 $1.1 $1.1 $0.8 ROE(6) 20% 22% 23% 35%

(1) Results from April 2001 acquisition date (2) As of end of period (3) In millions

(4) Translated based on average exchange rate for the year ended December 31, 2003 (5) Average for period; in billions (6) Based on after tax adjusted operating income; annualized for the six month period

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Gibraltar transformation

Leverage Life Planner Model Focus on Key Drivers Build Infrastructure Strengthen Management Team Develop Unique Strategy

Tokyo Investor Day 9.23.04

Life Advisors

Prior to Acquisition “Sales Agents”

Current “Life Advisors”

Fixed Compensation Product Sales Part-time Job Product Training Admin Managers

Full Commission Needs-based Sales Professional Career Education and Support Professional Sales Mgt

Tokyo Investor Day 9.23.04

Key drivers - Life Advisor trend

# of Life Advisors 7,000

6,000

5,000 4,000 3,000 2,000

1,000

0

6,121

5,726 5,525

5,233 5,155

4,993 4,877 4,848 4,826 4,815 4,888

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04

Count Productivity

Productivity (1)

4.5

4.0

3.5

3.0

2.5

2.0

1.5

1.0

0.5

0.0

(1) Policies per Life Advisor per month

Tokyo Investor Day 9.23.04

Gibraltar Life

Growth in recurring premium sales

Annualized new business premiums ($ millions) (1)

300 250 200 150 100 50 0

59

194

2002

89

210

2003

59

99

First half 2003

23

111

First half 2004

Recurring premium Single premium

(1) Translated based on average exchange rate for the year ended December 31, 2003

Tokyo Investor Day 9.23.04

Gibraltar Life

Key drivers comparison

Key drivers POJ (1) Gibraltar (1) Top 5 (2)

Productivity (3)

(# of policies / LP or LA / month)

7.0 3.8 2.3

Policy Persistency

(Face-amount)

13—month 94.3% 93.3% 84.2% 25—month 87.3% 81.7% 73.5%

Life Planner / Life Advisor Retention

12—month 91.3% 56.3% 37.9% 24—month 80.8% 29.1% 17.2%

(1)For the twelve months ended March 31, 2004 (2) For the twelve months ended March 31, 2003; based on company information and Prudential calculations; policy persistency calculations reflect conversions (not applicable to POJ or Gibraltar) (3) Based on new business; Industry data includes medical riders; POJ and Gibraltar data does not.

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Infrastructure improvements

Financial Reporting and Control

Asset Management

Compliance and Risk Management

Operations and Systems

Sales and Marketing

Human Resources

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Management team

President & CEO

Chief Marketing Officer Regional Marketing Officers

Association Marketing Group Marketing Kyoko Marketing

Chief Investment Officer Chief Compliance Officer Chief Legal Officer

Chief Operations Officer Customer Service Officer Chief Information Officer

Chief Financial Officer Strategy & Chief Risk Officer

Chief Actuary

HR & Corporate Services

Tokyo Investor Day 9.23.04

Unique strategy

Strategic considerations

Country demographics Competitive environment Company position & skills Prudential expertise

Market segment focus Association relationships

Tailored distribution, products & service Financial discipline Performance & value based culture

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International acquisition strategy

Leveraging International Insurance and Gibraltar experience Integrated, focused team: Japan, US and other countries Disciplined, agile approach Target countries: Japan, Korea, Taiwan Additional countries: opportunistic

Tokyo Investor Day 9.23.04

Summary

High return on equity Excellent cash generation

Stable distribution system and in-force business Building on competitive advantages

Leverage International Insurance and Gibraltar experience

Tokyo Investor Day 9.23.04

Prudential of Korea

O.J. Hwang

President Prudential of Korea

Life insurance market in Korea

Total Population of South Korea is 48.1 million (#23 in the world) (1) Total GDP is $ 621 billion (#10) (1) Total Life Insurance Premium is $ 42 billion (#7) (1) Total Life Insurance Premium is 6.8% of GDP (#8) (1) 90% of households have life insurance (2) Domestic Big 3 companies control 70+% market share (2)

(1) As of 2003; based on Sigma industry data published by Swiss Re (2) 2003 Life Insurance Survey by Korean Life Insurance Association (KLIA)

Tokyo Investor Day 9.23.04

POK – current status

Focus on LP Channel and Protection Life Insurance Face amount ranks #5 in industry (1)(2) $1.6 billion in assets(3) (4) 71 sales offices(3) Rankings(1)

#1 in policy persistency(5) #1 in agent retention(6)

#1 in customer satisfaction for 6 consecutive years(7)

(1)As of March 31, 2004 (2) According to KLIA; ranking based on $32 billion statutory face amount (3) As of June 30, 2004 (4) Based on Korean statutory accounting (5) 25th month policy persistency; based on industry data and Prudential calculations (6)24th month agent retention; based on industry data and Prudential calculations ((7) According to National Customer Satisfaction Index (NCSI), 1998-2003

Tokyo Investor Day 9.23.04

Life Planner and agency growth

No. of Agencies No. of LPs

1,800 1,600 1,400 1,200

Planners

1,000

Life 800 600 400 200 0

91 93 95 97 99 01 03 2Q 04

Tokyo Investor Day 9.23.04

80 70 60

50

Agencies

40 30 20 10 0

Business growth – policies in-force

Policies In-force, in thousands

2

3

6

10

21

36

59

83

138

217

341

463

577

627

91 93 95 97 99 01 03 2Q 04

Tokyo Investor Day 9.23.04

Business growth – adjusted operating income

Before tax adjusted operating income ($ millions)

4

32

46

75

104

137

98 99 00 01 02 03

Tokyo Investor Day 9.23.04

Business model

Life Planner model – selective, high quality sales force

– Well trained and professional

– Customer focused

– Disciplined and demonstrates “missionary zeal”

Needs based selling

Corporate vision – to be the most trusted life insurance company in Korea Corporate mission – to help customers achieve financial security and peace of mind

Tokyo Investor Day 9.23.04

Key drivers comparison (1)

Prudential of Korea Top 3 (2)

Productivity(3)

(# of policies / LP / month)

8.5 4.6

Policy Persistency

(Face-amount) 13 - month 91.4% 74.2%

25 - month 90.0% 60.8% Life Planner Retention 12 - month 86.4% 36.2%

24 - month 77.5% N/A

(1) For the twelve months ended March 31, 2004 (2) Based on company information and Prudential calculations (3) Based on new business

Tokyo Investor Day 9.23.04

POK product mix

Based on annualized new premiums for the year ended December 31, 2003

Other Protection-based

25%

Other

9%

Whole Life

66%

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Growth strategy

Life Planners annual growth: double digit percentage Maintain productivity Continue emphasis on protection products Increase geographical reach

Tokyo Investor Day 9.23.04

Agency building history

No. of Agencies

4

8

26

54

71

1991 1994 2000 2003 2Q04

Seoul

Seoul

Capital cities of provincial governments

Nationwide cities with 300,000+

Tokyo Investor Day 9.23.04

Summary

Selective, high quality Life Planner sales force Needs based selling; protection products Business model strength underlies rapid growth Life Planner expansion and increased geographical reach drive continued growth Focused strategy and execution

Tokyo Investor Day 9.23.04

International Investments - Korea

Christopher Cooper

President & CEO

Prudential Investments & Securities Co., Ltd.

Korean investment management market (1)

Industry AUM: $130 billion, 59% of 1999 peak

300,000

250,000

200,000 Industry (billion won) 150,000 100,000

50,000

0

Industry AUM

Daewoo

SK

Jun 1997 Jun 1998 Jun 1999 Jun 2000 Jun 2001 Jun 2002 Jun 2003 Jun 2004

(1) Asset Management Association of Korea June 30, 2004 report; FX 1USD=1,150KRW

Tokyo Investor Day 9.23.04

Korean investment management market

46 firms, of which

– 9 have foreign ownership (Prudential is the only foreign firm with captive distribution) – 24 are part of larger financial groups (banks and insurance companies)

Market concentration is high: top 4 share is 43%; 2 of top 4 are receiving government support Fixed income is 89% of AUM

Industry (1)

Rank Name AUM ($bil) Market Share Fixed Income %

1 Daehan 16 12.1% 86%

2 Samsung 15 11.5% 93%

3 Hankook 14 10.9% 80%

4 Prudential 12 8.9% 86%

Other 73 56.6% 95% Total: 130 100.0% 89%

(1) According to Asset Management Association of Korea, FX 1USD=1,150KRW, as of June 30, 2004. Ranking excludes bank owned investment trust companies.

Tokyo Investor Day 9.23.04

Hyundai acquisition overview

Acquisition closed end of February Client assets $14 billion (1)

Largest foreign-owned firm in market; 4th largest overall (2) Emphasis on proprietary distribution: approximately 90 branches, 600 sales personnel (1) Over 490,000 clients (1) More equity-oriented than industry average

(1) As of date of acquisition

(2) According to Asset Management Association of Korea; as of February 27, 2004; excludes bank-owned investment trust companies

Tokyo Investor Day 9.23.04

Hyundai acquisition

Prudential acquired 80% stake from the Korean Deposit Insurance Corporation (KDIC) for a purchase price of approximately $300 million

–$2.2 billion government injection

– Purchase price below fair value of net assets

Remaining 20% may be acquired by Prudential three to six years after closing Government indemnity for contingent liabilities, including losses from distressed fund investments.

Tokyo Investor Day 9.23.04

Integration actions

New senior management team

Enhanced control environment, compliance regimen Finance: US GAAP conversion, Sarbanes-Oxley Expense reductions, operational efficiencies

Tokyo Investor Day 9.23.04

Opportunities

Potential for clear market leadership

Massive risk transfer from fund sponsors to investors Underserved mass affluent market Consumers evolving from “savers” to “investors” Size and reputation as key success factors Prudential brand

Tokyo Investor Day 9.23.04

Strategic priorities: distribution/marketing/service

Intensify focus on mass affluent; take opportunistic approach to institutional business Expand and diversify product mix Implement needs-based selling approach

Capitalize on client relationship as core advantage Understand client needs and risk tolerance Provide client education and advice

Train and recruit sales force to support new approach: “Pru University” Broaden Prudential brand to encompass investments

Tokyo Investor Day 9.23.04

Summary

Hyundai acquisition creates major presence in Korean investment market Integration underway; improving sales process Market focus, size, reputation and brand build potential for clear market leadership 15% ROE expected after first full year of operations

Tokyo Investor Day 9.23.04